Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

Capitalized terms used herein and not defined have the meanings ascribed to them in the original Current Report on Form 8-K filed by iHeartMedia, Inc. (the “Company”) on May 2, 2019 (the “Original Form 8-K”).

As previously disclosed, on May 1, 2019, the conditions to the effectiveness of the Plan of Reorganization were satisfied and the Company emerged from Chapter 11 through a series of transactions that included the Separation of the Outdoor Group from the Company. The Separation constituted the disposition of a significant amount of assets, otherwise than in the ordinary course of business, for purposes of Item 2.01 of Form 8-K. As a result, the Company is furnishing the following unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X. These unaudited pro forma condensed consolidated financial statements have been developed by applying pro forma adjustments to the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 gives effect to the Separation of the Outdoor Group as if it had occurred on March 31, 2019. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2019 and for each of the years ended December 31, 2018, 2017 and 2016 give effect to the Separation as if it had occurred on January 1, 2016. All pro forma adjustments and underlying assumptions are described more fully in the notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial data furnished herewith is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Separation was completed on the dates indicated, nor is it indicative of future operating results or financial position. The unaudited pro forma condensed consolidated financial statements do not otherwise give effect to the Reorganization. The pro forma adjustments are based upon available information and certain assumptions that management believes to be reasonable.

The unaudited pro forma condensed consolidated statements of operations do not include the effects of nonrecurring items arising directly as a result of the Separation. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016 have been derived from the historical consolidated financial statements of the Company. The amounts in the tables may not add due to rounding.

You should read these unaudited pro forma condensed consolidated financial statements in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•

the audited historical consolidated financial statements of the Company for the three years ended December 31, 2018, included in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2018;

•

the unaudited historical consolidated financial statements of the Company for the three months ended March 31, 2019, included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019;

•

the audited historical consolidated financial statements of Clear Channel Outdoor Holdings, Inc. (“CCOH”) as of and for the three years ended December 31, 2018, included in CCOH’s Annual Report on Form 10-K for its fiscal year ended December 31, 2018; and

•

the unaudited historical consolidated financial statements of CCOH as of and for the three months ended March 31, 2019, included in CCOH’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019.

IHEARTMEDIA, INC.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA

BALANCE SHEET

As of March 31, 2019

(in thousands)

	Historical	Separation of the Outdoor Group (A)	Pro Forma for Separation of the Outdoor Group
ASSETS
Cash and cash equivalents	$448,130	$(170,510)	$277,620
Accounts receivable, net of allowance	1,387,122	(636,520)	750,602
Prepaid expenses	179,823	(59,232)	120,591
Other current assets	74,977	(31,642)	43,335

Total Current Assets	2,090,052	(897,904)	1,192,148
PROPERTY, PLANT AND EQUIPMENT
Structures, net	1,014,688	(1,014,688)	—
Other property, plant and equipment, net	726,550	(229,872)	496,678
INTANGIBLE ASSETS AND GOODWILL
Indefinite-lived intangibles – licenses	2,326,533	—	2,326,533
Indefinite-lived intangibles – permits	971,163	(971,163)	—
Other intangible assets, net	439,864	(249,184)	190,680
Goodwill	4,118,312	(702,819)	3,415,493
OTHER ASSETS
Operating lease right-of-use assets	2,359,275	(2,004,486)	354,789
Other assets	239,533	(99,706)	139,827

Total Assets	$14,285,970	$(6,169,822)	$8,116,148

CURRENT LIABILITIES
Accounts payable	$146,853	$(105,026)	$41,827
Current operating lease liabilities	366,902	(366,433)	469
Accrued expenses	632,078	(458,582)	173,496
Accrued interest	12,323	(11,649)	674
Deferred income	234,672	(103,148)	131,524
Current portion of long-term debt	46,744	(234)	46,510

Total Current Liabilities	1,439,572	(1,045,072)	394,500
Long-term debt	5,293,405	(5,293,405)	—
Noncurrent operating lease liabilities	1,669,447	(1,668,558)	889
Deferred income taxes	323,434	(323,434)	—
Other long-term liabilities	296,896	(176,194)	120,702
Liabilities subject to compromise	16,829,329	—	16,829,329
Commitments and contingent liabilities

STOCKHOLDERS’ DEFICIT
Noncontrolling interest	11,437	(11,051)	386
Common stock	92	—	92
Additional paid-in capital	2,075,025	—	2,075,025
Accumulated deficit	(13,330,821)	2,042,219	(11,288,602)
Accumulated other comprehensive income	(319,284)	305,673	(13,611)
Cost of shares held in treasury	(2,562)	—	(2,562)

Total Stockholders’ Deficit	(11,566,113)	2,336,841	(9,229,272)

Total Liabilities and Stockholders’ Deficit	$14,285,970	$(6,169,822)	$8,116,148

IHEARTMEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2019

(in thousands)

	Historical	Separation of the Outdoor Group (B)	Pro Forma for Separation of the Outdoor Group
Revenue	$1,381,899	$(586,102)	$795,797
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	614,919	(347,804)	267,115
Selling, general and administrative expenses (excludes depreciation and amortization)	455,723	(122,743)	332,980
Corporate expenses (excludes depreciation and amortization)	74,700	(27,846)	46,854
Depreciation and amortization	113,366	(75,076)	38,290
Impairment charges	91,382	—	91,382
Other operating expense, net	(3,549)	3,522	(27)

Operating income	28,260	(9,111)	19,149
Interest expense, net	114,764	(114,052)	712
Equity in loss of nonconsolidated affiliates	(214)	207	(7)
Loss on extinguishment of debt	(5,474)	5,474	—
Other expense, net	(10,722)	358	(10,364)
Reorganization items, net	36,118	—	36,118

Loss before income taxes	(139,032)	110,980	(28,052)
Income tax benefit	3,431	57,763	61,194

Consolidated net income (loss)	$(135,601)	$168,743	$33,142

IHEARTMEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(in thousands)

	Historical	Separation of the Outdoor Group (B)	Pro Forma for Separation of the Outdoor Group
Revenue	$6,325,780	$(2,714,457)	$3,611,323
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	2,532,948	(1,470,575)	1,062,373
Selling, general and administrative expenses (excludes depreciation and amortization)	1,896,503	(519,572)	1,376,931
Corporate expenses (excludes depreciation and amortization)	337,218	(109,710)	227,508
Depreciation and amortization	530,903	(318,952)	211,951
Impairment charges	40,922	(7,772)	33,150
Other operating expense, net	(6,768)	(2,498)	(9,266)

Operating income	980,518	(290,374)	690,144
Interest expense, net	722,931	(388,133)	334,798
Equity in earnings of nonconsolidated affiliates	1,020	(904)	116
Gain on extinguishment of debt	100	—	100
Other expense, net	(58,876)	35,297	(23,579)
Reorganization items, net	356,119	—	356,119

Loss before income taxes	(156,288)	132,152	(24,136)
Income tax expense	(46,351)	32,515	(13,836)

Consolidated net loss	$(202,639)	$164,667	$(37,972)

IHEARTMEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

(in thousands)

	Historical	Separation of the Outdoor Group (B)	Pro Forma for Separation of the Outdoor Group
Revenue	$6,168,431	$(2,581,784)	$3,586,647
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	2,468,724	(1,409,601)	1,059,123
Selling, general and administrative expenses (excludes depreciation and amortization)	1,842,222	(496,159)	1,346,063
Corporate expenses (excludes depreciation and amortization)	311,898	(103,250)	208,648
Depreciation and amortization	601,295	(325,991)	275,304
Impairment charges	10,199	(4,159)	6,040
Other operating income, net	35,704	(26,391)	9,313

Operating income	969,797	(269,015)	700,782
Interest expense, net	1,864,136	(379,701)	1,484,435
Equity in loss of nonconsolidated affiliates	(2,855)	990	(1,865)
Gain on extinguishment of debt	1,271	—	1,271
Other expense, net	(20,194)	(28,755)	(48,949)

Loss before income taxes	(916,117)	82,921	(833,196)
Income tax benefit	457,406	(280,218)	177,188

Consolidated net loss	$(458,711)	$(197,297)	$(656,008)

IHEARTMEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

(in thousands)

	Historical	Separation of the Outdoor Group (B)	Pro Forma for Separation of the Outdoor Group
Revenue	$6,251,000	$(2,676,367)	$3,574,633
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	2,395,037	(1,418,319)	976,718
Selling, general and administrative expenses (excludes depreciation and amortization)	1,726,118	(513,497)	1,212,621
Corporate expenses (excludes depreciation and amortization)	341,072	(115,905)	225,167
Depreciation and amortization	635,227	(344,124)	291,103
Impairment charges	8,000	(7,274)	726
Other operating income, net	353,556	(354,688)	(1,132)

Operating income	1,499,102	(631,936)	867,166
Interest expense, net	1,850,119	(375,029)	1,475,090
Equity in loss of nonconsolidated affiliates	(16,733)	1,689	(15,044)
Gain on extinguishment of debt	157,556	—	157,556
Other expense, net	(86,009)	70,151	(15,858)

Loss before income taxes	(296,203)	(185,067)	(481,270)
Income tax benefit	49,631	77,499	127,130

Consolidated net loss	$(246,572)	$(107,568)	$(354,140)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTE 1 — PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements as of March 31, 2019, for the three months ended March 31, 2019 and for the years ended December 31, 2018, 2017 and 2016 include the following adjustments related to the Separation:

A. Pro Forma Balance Sheet Adjustments

On May 1, 2019, as part of the Separation, the outstanding shares of both classes of CCOH common stock were consolidated such that CCH held all of the outstanding CCOH Class A common stock that was held by subsidiaries of iHeartCommunications, through a series of share distributions by other subsidiaries that held CCOH common stock, and a conversion of CCOH Class B common stock that CCH held to CCOH Class A common stock. Prior to the Separation, iHeartCommunications owned approximately 89.1% of the economic rights and approximately 99% of the voting rights of CCOH. To complete the Separation, CCOH merged with and into CCH, with CCH surviving the merger and changing its name to Clear Channel Outdoor Holdings, Inc. (“New CCOH”), and pre-merger shares of CCOH Class A common stock (other than shares of CCOH Class A common stock held by CCH or any direct or indirect wholly-owned subsidiary of CCH) were converted into an equal number of shares of post-merger common stock of New CCOH. iHeartCommunications transferred the post-merger common stock of New CCOH it held to Claimholders pursuant to the Plan of Reorganization but retained 31,269,762 shares, which will be distributed to two affiliated Claimholders when the iHeartCommunications Warrants are exercised for nominal consideration. Upon completion of the merger and distribution of the shares held by iHeartCommunications to Claimholders, New CCOH became an independent public company. The unaudited pro forma condensed consolidated balance sheet assumes that the iHeartCommuincations Warrants have been exercised and the shares have been distributed to the Claimholders.

The balance sheet adjustments reflect the assets and liabilities of CCH, excluding the non-CCOH businesses, which are derived from the consolidated balance sheet of CCOH included in CCOH’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019. CCOH’s assets and liabilities are adjusted to:

(1)

eliminate the balance on the Due from iHeartCommunications Note and the balance on the post-petition intercompany payable due to iHeartCommunications from CCOH’s consolidated balance sheet, which were intercompany amounts that were eliminated in consolidation;

(2)	eliminate CCOH Noncontrolling interest and CCOH treasury shares; and

(3)	eliminate other intercompany balances, as follows:

•	Prepaid expenses of $1.1 million,

•	Accrued expenses of $1.0 million, and

•	Deferred income of $0.1 million.

B. Pro Forma Statements of Operations Adjustments

The adjustments reflect the revenues and expenses of CCOH, which are derived from the consolidated statements of operations of CCOH included in CCOH’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018. CCOH’s statements of operations are adjusted to:

(1)

eliminate interest income on the Due from iHeartCommunications Note of $0.0 million, $0.0 million, $68.9 million and $50.3 million recognized by CCOH for the three months ended March 31, 2019 and for the years ended December 31, 2018, 2017 and 2016, respectively, which was an intercompany expense of iHeartCommunications that was eliminated in consolidation (no interest income was recognized on the Due from iHeartCommunications Note after December 31, 2017);

(2)

eliminate interest income (expense) on the post-petition intercompany balance with iHeartCommunications of $(0.8) million and $0.4 million for the three months ended March 31, 2019 and the year ended December 31, 2018, respectively, which was eliminated in consolidation;

(3)	eliminate the $855.6 million loss on the Due from iHeartCommunications Note recognized by CCOH in 2017, which was an intercompany amount that was eliminated in consolidation; and

(4)

eliminate the Trademark License Fees charged by iHeartMedia to CCOH of $38.6 million and $36.7 million for the years ended December 31, 2018 and 2017, respectively, which were intercompany amounts that were eliminated in consolidation. The Trademark License Fees were not charged to CCOH in the three months ended March 31, 2019 or in 2016.

NOTE 2 — TRANSITION SERVICES AGREEMENT

As described in the Original Form 8-K, on May 1, 2019, iHeartMedia Management Services, Inc. and iHeartCommunications entered into a transition services agreement with CCOH (the “Transition Services Agreement”), pursuant to which iHM Management Services has agreed to provide, or cause the Company, iHeartCommunications, iHeart Operations or any member of the iHeart Group to provide, CCOH with certain administrative and support services and other assistance which CCOH will utilize in the conduct of its business as such business was conducted prior to the Separation, for one year from the Effective Date. The transition services may include, among other things, (a) treasury, payroll and other financial related services, (b) certain executive officer services, (c) human resources and employee benefits, (d) legal and related services, (e) information systems, network and related services, (f) investment services and (g) procurement and sourcing support.

The unaudited pro forma statements of operations assume that the amounts to be charged to CCOH under the Transition Services Agreement are equivalent to the amounts charged for the services historically provided under the Corporate Services Agreement.